UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
American Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1050 17th Street, Suite 1850 Denver, CO 80265

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On March 31, 2006 American Oil & Gas Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Enerplus Resources (USA) Corporation pursuant to which the Company sold its ownership interest in its Big Sky Project. In exchange for the property, the Company received $11,500,000 payable in cash on March 31, 2006, and has no continuing obligations under the Agreement. The effective date of the Agreement is February 1, 2006.
     The Company’s Big Sky Project includes working interests in 25 gross (approximately 1.11 net) producing wells and approximately 1,660 net undeveloped leasehold acres in the Elm Coulee field located in Richland County, Montana.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which will be filed with the Company’s Form 10-QSB for the period ended March 31, 2006.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     To the extent applicable, the information provided in Item 1.01 above is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     To the extent applicable, the information provided in Item 7.01 below is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On April 3, 2006, the Company issued a press release entitled “American Oil & Gas Receives $11.5 Million From Sale of Big Sky Project: American Also Reports Estimated Revenues and Net Income for 2005.” The press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
Unaudited pro forma balance sheet as of December 31, 2005
Unaudited pro forma income statement for the year ended December 31, 2005
Notes to unaudited pro forma financial statements

American Oil & Gas, Inc.
Condensed Pro-forma Balance Sheet
At December 31, 2005
UNAUDITED

	As
	reported	Pro-forma	Pro-forma
BALANCE SHEET	12-31-05	Adjustments	12-31-05

ASSETS
Cash	$6,022,822	$6,789,557	$12,812,379
A/R, prepaids and other	2,322,407	(1,299,977)	1,022,430

Total current assets	8,345,229	5,489,580	13,834,809

Oil & gas properties, full cost method (unevaluated costs of $14,353,614, as reported and Pro-forma)	22,731,887	(5,214,367)	17,517,520
Other property and equipment	68,023		68,023

Total property and equipment	22,799,910	(5,214,367)	17,585,543
Less-accumulated depletion, depreciation and amortization	(1,596,246)	812,318	(783,928)

Net Property and equipment	21,203,664	(4,402,049)	16,801,615

	$29,548,893	$1,087,531	$30,636,424

LIABILITIES AND STOCKHOLDERS EQUITY

Total current liabilities	$1,433,886		1,433,886
Asset retirement obligation and deferred income taxes	274,011	(162,832)	111,179

Total Liabilities	1,707,897	(162,832)	1,545,065

Series AA preferred stock	250		250
Common stock	36,476		36,476
Additional paid-in capital	28,605,737		28,605,737
Retained earnings (accumulated deficit)	(801,467)	1,250,363	448,896

Total Stockholders Equity	27,840,996	1,250,363	29,091,359

	29,548,893	1,087,531	30,636,424

American Oil & Gas, Inc.
Condensed Pro-forma Statement of Operations
Fiscal Year Ended December 31, 2005
UNAUDITED

	As
	reported	Pro-forma	Pro-forma
STATEMENT OF OPERATIONS	12-31-05	Adjustments	12-31-05
REVENUES
Oil and gas revenues	$4,691,381	$(4,480,144)	$211,237
Lease operating	246,134	(75,762)	170,372
General and administrative	2,032,256		2,032,256
Depletion, depreciation and amortization	1,378,019	(812,694)	565,325
Proved property impairment		2,352,622	2,352,622

TOTAL OPERATING EXPENSES	3,656,409	1,464,166	5,120,575

Income (loss) from operations	1,034,972	(5,944,310)	(4,909,338)
Other income/(expenses)	204,244		204,244

INCOME (LOSS) BEFORE INCOME TAXES	1,239,216	(5,944,310)	(4,705,094)

Income tax provision	157,000	(157,000)	—

NET INCOME (LOSS)	1,082,216	(5,787,310)	(4,705,094)

Preferred dividends	479,342		479,342

NET INCOME (LOSS) ATTRIBUTIBLE TO COMMON STOCKHOLDERS	$602,874	$(5,787,310)	$(5,184,436)

NET INCOME (LOSS) PER COMMON SHARE — BASIC	$0.02	$(0.17)	$(0.15)

NET INCOME (LOSS) PER COMMON SHARE — DILUTED	$0.02	$(0.17)	$(0.15)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	34,184,065	34,184,065	34,184,065

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	34,955,624	34,184,065	34,184,065

American Oil & Gas, Inc.
Notes to Condensed Pro-forma Financial Statements
At December 31, 2005
UNAUDITED
NOTE 1 — PRO-FORMA ADJUSTMENTS
On March 31, 2006 American Oil & Gas Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Enerplus Resources (USA) Corporation pursuant to which the Company sold its ownership interest in its Big Sky Project. In exchange for the property, the Company received cash of $11,500,000 on March 31, 2006, and has no continuing obligations under the Agreement. The effective date of the Agreement is February 1, 2006.
The condensed pro-forma Balance Sheet and Statement of Operations as of and for the fiscal year ended December 31, 2005 have been prepared to reflect the effect on these financial statements as if the above sale had occurred on December 31, 2004.
In arriving at the Pro-forma balances, the Company made the following journal entries:

Pro-Forma Entries:	DR	CR

Cash	11,500,000
Producing and evaluated properties		1,446,182
Retained Earnings/Accumulated Deficit		10,053,818
To record the sale of the Big Sky Project at 12-31-04

Retained Earnings/Accumulated Deficit	3,016,145
Cash		3,016,145
To record income tax expense associated with the gain on sale of the Big Sky Project at 12-31-04

Oil and Gas Revenues	4,480,144
Lease operating and prod taxes		75,762
Cash		3,397,576
A/R		1,006,806
To reverse oil and gas operations from the Big Sky Project for 2005.
Cash	1,703,278
Producing properties		1,410,107
Prepayments—Slawson		293,171
To reverse 2005 capital expenditures associated with the Big Sky Project.

Accumulated DD&A	812,318
DD&A Expense		812,318
To reverse depletion, depreciation and amortization relating to Big Sky Project for 2005.

ARO Liability	5,832
Accretion Exp		376
ARO Asset		5,456
To adjust the asset retirement obligation resulting from the sale of the Big Sky producing properties.

Provision for Income Taxes	157,000
Income tax expense		157,000
To adjust Income tax provision for effect of sale of Big Sky.

Proved Property Impairment	2,352,622
Oil and gas properties		2,352,622
To record an impairment resulting from the reduction in the value of proved reserves in excess of the carrying costs of evaluated properties resulting from the sale of The Big Sky Project.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 3, 2006 entitled “ American Oil & Gas Receives $11.5 Million From Sale of Big Sky Project:
American Also Reports Estimated Revenues and Net Income for 2005.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Oil & Gas, Inc.
Dated: April 6, 2006	Signature: /s/ Andrew P. Calerich
	Name:	Andrew P. Calerich
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 3, 2006 entitled “ American Oil & Gas Receives $11.5 Million From Sale of Big Sky Project:
American Also Reports Estimated Revenues and Net Income for 2005.”